SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE

SECURITES EXCHANGE ACT of 1934

June 16, 2003

(Date of Report — date of earliest event reported)

First Albany Companies Inc.

(Exact name of registrant as specified in its charter)

New York	0-14140	22-265580

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 South Pearl Street, Albany, New York		12207

(Address of Principal Executive Offices)		(Zip Code)

(518) 447-8500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On June 16, 2003, First Albany Companies Inc. issued a news release, a copy of which is furnished as Exhibit 99 to this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

By:	/s/ ALAN P. GOLDBERG

Name: Alan P. Goldberg
Title: President

Dated: June 16, 2003